EXHIBIT 10.18

SUPPLEMENT dated as of November 21, 2011 (this “Supplement”), to the Pledge and Security Agreement dated as of January 7, 2009 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among USG Corporation, a Delaware corporation (the “Borrower”), the Subsidiaries of USG Corporation from time to time party thereto (each such Subsidiary and the Borrower, a “Grantor” and, collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.

A. Reference is made to the Third Amended and Restated Credit Agreement dated as of December 21, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Bank of America, N.A. and Wells Fargo Bank, N.A., as Co-Syndication Agents.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 8.14 of Security Agreement provides that certain Subsidiaries must become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned such Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 8.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission (including Adobe PDF file) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is the true and correct legal name of the New Subsidiary, its state of organization, the organizational number issued to it by its state of organization, its federal employer identification number and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), the location of any other place of business of such New Subsidiary and the location of any and all Collateral of the New Subsidiary and (b) set forth on Schedule II attached hereto is a complete list of all Collateral Deposit Accounts maintained by such New Subsidiary, together with applicable identifying information for such Collateral Deposit Accounts . The information set forth on such Schedule I shall be deemed to supplement Exhibit A to the Security Agreement, effective as of the date hereof. The information set forth on such Schedule II in respect of Collateral Deposit Accounts shall be deemed to supplement Exhibit B to the Security Agreement, effective as of the date hereof.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF

OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

SECTION 8. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Security Agreement.

SECTION 10. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

USG INTERIORS, LLC,

by
/s/ Karen L. Leets
Name: Karen L. Leets
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

Schedule I to

Supplement to

the Pledge and Security

Agreement

INFORMATION OF USG INTERIORS, LLC

I.	Name of Grantor: USG Interiors, LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 5065657

V.	Federal Identification Number: 45-3811432

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business):

550 West Adams Street
Chicago, IL 60661-3676

Attention:	Vice President and Treasurer

VII.	Other Places of Business: None

VIII.	Locations of Collateral:

(a)	Properties Owned by the Grantor: None

(b)	Properties Leased by the Grantor (Include Landlord’s Name): None

Schedule I to

Supplement to

the Pledge and Security

Agreement

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None

Schedule II to

Supplement to

the Pledge and Security

Agreement

COLLATERAL DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Location of Institution	Account Number

None